UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________________________

FORM 8-K/A

________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 30, 2014
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25552 South Butte Avenue
Five Points, CA    93624

(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

As previously reported in a Current Report on Form 8-K filed on January 7, 2015 (the "Original Form 8-K"), on December 31, 2014, S&W Seed Company, a Nevada corporation (the "Registrant"), completed the acquisition of certain assets of the alfalfa business of Pioneer Hi-Bred International, Inc., an Iowa corporation ("Pioneer"), a subsidiary of E.I. du Pont de Nemours and Company ("DuPont"), pursuant to an Asset Purchase and Sale Agreement, dated December 19, 2014, as amended on December 31, 2014, between Pioneer and the Registrant. This Amendment No. 1 amends the Original Form 8-K to include the special purpose combined historical financial statements of the alfalfa business of Pioneer and the pro forma financial information required by Item 9.01 of Form 8-K.

Except to the extent expressly set forth herein, this Amendment No. 1 speaks as of the filing date of the Original Form 8-K and has not been updated to reflect events occurring subsequent to the original filing date. Accordingly, this Amendment No. 1 should be read in conjunction with our filings made with the Securities and Exchange Commission subsequent to the filing of the Original Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired:

The following special purpose combined financial statements of the alfalfa business of Pioneer are being filed with this Report as Exhibit 99.1 and are incorporated herein by reference:

(1) Independent Auditors Report;

(2) Special Purpose Combined Statements of Assets to be Sold and Liabilities to be Assumed, at September 30, 2014 and December 31, 2013;

(3) Special Purpose Combined Statements of Revenues and Direct Expenses for the Nine Months Ended September 30, 2014 and the years ended December 31, 2013 and 2012; and

(4) Notes to the Special Purpose Combined Financial Statements.

Note with respect to the presentation of financial statements of the alfalfa business of Pioneer that was acquired, the full financial statements specified in Rule 3-05 of Regulation S-X are not presented because the alfalfa business of Pioneer has never been accounted for as a separate entity, subsidiary or division of Pioneer or of its parent, E. I. du Pont de Nemours and Company ("DuPont"). Stand-alone financial statements related to the alfalfa business of Pioneer have never been prepared as Pioneer's financial system is not designed to provide complete financial information of the alfalfa business. Therefore, such full financial statements and other financial information could not be provided without unreasonable effort and expense.

At our request, by letter dated September 23, 2014, we were given permission by the Staff of the SEC to provide Special Purpose Combined Financial Statements in lieu of full financial statements presentation. These Special Purpose Combined Financial Statements have been derived from the accounting records of Pioneer using its historical financial information. Pioneer management has included allocations of certain warehousing overhead, distribution and selling costs that it believes are reasonable and appropriate. The Special Purpose Combined Financial Statements do not necessarily represent the assets to be sold or liabilities to be assumed or revenues and direct expenses as if the alfalfa business of Pioneer had been operating as a separate, stand-alone entity during the periods presented.

We believe that the omission of the full financial statements and other financial information for the acquisition of the alfalfa business of Pioneer will not have a material impact on our investors' understanding of the financial results and condition and related trends of the Registrant following the acquisition.

(b) Pro Forma Financial Information:

The following pro forma financial information is being filed with this Report as Exhibit 99.2 and is incorporated herein by reference:

(1) Pro Forma Condensed Combined Balance Sheets at September 30, 2014; and

(2) Pro Forma Condensed Combined Statements of Operations for the Three Months Ended September 30, 2014 and the Fiscal Year Ended June 30, 2014.

(d) Exhibits

Exhibit	Description
23.1 99.1 99.2	Consent of PricewaterhouseCoopers LLP Audited special purpose combined financial statements Unaudited pro forma condensed combined financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot
Name: Matthew K. Szot
Title: Executive Vice President of Finance and Administration and Chief Financial Officer

Date: February 11, 2015

EXHIBIT INDEX

Exhibit	Description

23.1 99.1 99.2	Consent of PricewaterhouseCoopers LLP Audited special purpose combined financial statements Unaudited pro forma condensed combined financial information